Virtus Tax-Exempt Bond Fund,

a series of Virtus Insight Trust

Supplement dated June 15, 2012 to the

Summary Prospectus and Statutory Prospectus dated May 1, 2012

IMPORTANT NOTICE TO INVESTORS OF VIRTUS TAX-EXEMPT BOND FUND

At the Reconvened Special Meeting of Shareholders held on June 12, 2012, shareholders of the Virtus Tax-Exempt Bond Fund (the “fund”) voted to replace the fund’s current subadviser with Newfleet Asset Management, LLC (“Newfleet”).

Effective June 15, 2012, Newfleet is the subadviser to the fund. Accordingly, the fund’s principal investment strategies, risks, and subadvisory fee structure have been modified. These and other changes to the fund’s current prospectuses are more fully described below and are effective as of June 15, 2012.

The Principal Investment Strategies described in the fund’s summary prospectus and in the summary section of the statutory prospectus are hereby replaced with the following:

The fund seeks to generate high current income exempt from federal income tax by investing in a diversified portfolio of municipal bonds with varying maturities. The management team focuses on high quality tax-exempt municipal bonds, gauging the value of a security by issue type, credit quality, and bond structure.

Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds, the income from which is exempt from federal income tax. The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state, and local taxes.

The subadviser and portfolio manager disclosure in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby amended to read:

The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.

>Timothy M. Heaney, CFA, Senior Portfolio Manager — Municipal Securities at Newfleet. Mr. Heaney has served as a Portfolio Manager of the fund since June 2012.

>Lisa H. Leonard, Portfolio Manager — Municipal Securities at Newfleet. Ms. Leonard has served as a Portfolio Manager of the fund since June 2012.

The Principal Investment Strategies described in the fund’s statutory prospectus on page 47 are hereby amended to read as follows:

Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds of varying maturities, the income from which is exempt from federal income tax and not subject to the federal alternative minimum tax. The term “bonds” includes municipal bonds, notes and lease obligations ,and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities, including Puerto Rico, Guam ,and the U.S. Virgin Islands.

Debt obligations may be of any maturity and will be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality.

Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, coupon rate, call features, maturity, and average life.

Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic stability.

The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities, as well as municipal bonds subject to the federal alternative minimum tax. Income from these investments may be subject to federal, state, and local taxes.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

The second paragraph and the table in the “Management of the Funds” section beginning on page 55 are hereby amended to state that VIA has appointed Newfleet Asset Management, LLC (“Newfleet”) as subadviser to the fund.

The row named “Virtus Tax-Exempt Bond Fund” in the table describing subadvisory fees payable to Harris is hereby removed and the following disclosure is added following the description of the subadvisory fee payable to HIM Monegy:

VIA pays Newfleet a subadvisory fee for the fund listed below at the following annual rate:

Virtus Tax-Exempt Bond Fund	50% of net investment management fee

The disclosure under “Harris” in the subsection “Portfolio Management” on page 57 is hereby revised by removing the row for Virtus Tax-Exempt Bond Fund. Additionally, the following is added under “Newfleet” (added by supplement dated May 18, 2011):

Virtus Tax-Exempt Bond Fund	Timothy M. Heaney, CFA (since June 2012) Lisa H. Leonard (since June 2012)

Timothy M. Heaney, CFA. Mr. Heaney is Senior Portfolio Manager—Municipal Securities at Newfleet (since 2011) and served as Senior Vice President and Portfolio Manager, Fixed Income of VIA (2008 to 2011). Previously, he was associated with Goodwin Capital Advisers, Inc. (2007 to 2008), formerly an affiliate of VIA, and was also Managing Director, Fixed Income (1997 to 2007), Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1992 to 1996) of VIA. Mr. Heaney manages the Virtus CA Tax-Exempt Bond Fund, as well as high net worth municipal bond portfolios for Newfleet and institutional municipal bond portfolios for Virtus’ affiliated manager, Duff & Phelps Investment Management Co. (“Duff & Phelps”). Mr. Heaney also manages DTF Tax-Free Income, Inc., a closed-end fund managed by Duff & Phelps.

Lisa H. Leonard. Ms. Leonard is Portfolio Manager—Municipal Securities at Newfleet (since 2011) and served as Vice President and Portfolio Manager, Fixed Income of VIA (2008 to 2011). Previously, she was associated with Goodwin Capital Advisers, Inc. (2007 to 2008), formerly an affiliate of VIA, and was also Director, Municipal Research (1998 to 2007) Director, Investment Operations (1994 to 1998) and Fixed Income Trader (1987 to 1993) of VIA. Ms. Leonard manages high net worth municipal bond portfolios for Newfleet and institutional municipal bond portfolios for Duff & Phelps. Ms. Leonard is also on the management team of DTF Tax-Free Income, Inc., a closed-end fund managed by Duff & Phelps.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8003/TEBF SA/StratChanges (6/12)

Virtus Tax-Exempt Bond Fund,

a series of Virtus Insight Trust

Supplement dated June 15, 2012 to the

Statement of Additional Information (“SAI”) dated May 1, 2012

IMPORTANT NOTICE TO INVESTORS OF VIRTUS TAX-EXEMPT BOND FUND

At the Reconvened Special Meeting of Shareholders held on June 12, 2012, shareholders of the Virtus Tax-Exempt Bond Fund (the “fund”) voted to replace the fund’s current subadviser with Newfleet Asset Management, LLC (“Newfleet”) and to revise the subadvisory fee structure.

Effective June 15, 2012, Newfleet is the subadviser to the fund. Accordingly, the fund’s principal investment strategies, risks and subadvisory fee structure have been modified.

The fund’s current SAI is amended as described below:

1.	In the section “The Subadviser” on page 37, the first sentence under “Harris Investment Management, Inc.” is hereby revised to include “Virtus Tax-Exempt Bond Fund” as a fund for which Harris does not serve as subadviser. Additionally, the row for “Tax-Exempt Bond Fund” in the table describing subadvisory fees payable to Harris is hereby removed.

2.	In the section “The Subadvisers,” the fund is added to the subsection “Newfleet Asset Management, LLC” (added by supplement dated May 18, 2012) to indicate that Newfleet serves as subadviser to the fund.

3.	The disclosure under “Board of Trustees’ Consideration of Investment Advisory Agreement and Subadvisory Agreements” on page 38 is revised and replaced with the following: “With respect to Virtus Low Duration Income Fund and Virtus Tax-Exempt Bond Fund, the basis for the Board of Trustees approving the subadvisory agreement with Newfleet is expected to be available in the fund’s semiannual report covering the period January 1, 2012 through June 30, 2012. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement and all other subadvisory agreements is available in the fund’s 2011 annual report.”

Investors should retain this supplement with the SAI for future reference.

VIT 8003B/TEBF SA/StratChanges (6/12)